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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 3, 1998, in the Prospectus Supplement to the Prospectus and Registration Statement (Form S-3 No. 33-45467-02) of Morgan Stanley Capital I Inc. for the registration of commercial mortgage pass-through certificates, series 1998-XL2.


                                                          /s/ Ernst & Young LLP


Washington, D.C.
September 22, 1998